UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2025

EXACT SCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35092	02-0478229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5505 Endeavor Lane
Madison, WI	53719
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 284-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on November 19, 2025, Exact Sciences Corporation, a Delaware corporation (“Exact”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Abbott Laboratories, an Illinois corporation (“Parent”), and Badger Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things and subject to the conditions contained in the Merger Agreement, Merger Sub will merge with and into Exact, with Exact surviving as an indirect, wholly owned subsidiary of Parent.

To mitigate the potential impact of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), on Exact and certain of its employees (including Exact’s active named executive officers (“NEOs”)), the Human Capital Committee of the Board of Directors of Exact, with the advice of Exact’s Section 280G consultant, approved the following actions and Exact and each NEO entered into an Acceleration and Clawback Agreement on December 23, 2025 to effectuate such actions:

•

For each NEO, the acceleration of vesting and payment of each executive officer’s fiscal year 2025 annual bonus that otherwise would be payable in 2026 (“Accelerated 2025 Annual Bonus”), other than any amounts that are subject to a prior deferral election, with performance for this purpose deemed to be 115% of the target level of performance; and

•

For each NEO, the acceleration of vesting and settlement of certain Exact restricted stock unit awards (“Exact RSU Awards”) and/or Exact performance share unit awards (“Exact PSU Awards”) that were granted prior to the date of the Merger Agreement, with Exact PSU Awards, as applicable, vesting based on (i) for Exact PSU Awards granted in 2023, 225% of the target level, (ii) for Exact PSU Awards granted in 2024, 104% of the target level, and (iii) for Exact PSU Awards granted in 2025, 218% of the target level.

Specifically, the Human Capital Committee approved for each NEO the following accelerated vesting and payments:

•	For Mr. Conroy: (i) an Accelerated 2025 Annual Bonus in the amount of $436,056 and (ii) 713,931 shares subject to Exact PSU Awards.

•	For Mr. Bloomer: (i) an Accelerated 2025 Annual Bonus in the amount of $507,150 and (ii) 63,099 shares subject to Exact RSU Awards.

•	For Mr. Orville: (i) an Accelerated 2025 Annual Bonus in the amount of $537,257; (ii) 73,080 shares subject to Exact RSU Awards; and (iii) 72,523 shares subject to Exact PSU Awards.

•	For Mr. Baranick: (i) an Accelerated 2025 Annual Bonus in the amount of $517,132; (ii) 73,080 shares subject to Exact RSU Awards; and (iii) 92,523 shares subject to Exact PSU Awards.

•	For Ms. Condella: (i) an Accelerated 2025 Annual Bonus in the amount of $442,509; (ii) 47,208 shares subject to Exact RSU Awards; and (iii) 42,018 shares subject to Exact PSU Awards.

The Acceleration and Clawback Agreements also provide that (i) the NEO’s accelerated payments are subject to repayment in the event of a termination of employment with Exact under such circumstances that would have resulted in such amounts being forfeited if they had not been vested or paid early and (ii) if the actual level of performance with respect to fiscal year 2025 annual bonuses or, in the event the Merger Agreement is terminated, accelerated Exact PSU Awards exceeds the applicable accelerated level of performance, Exact will pay the NEOs the difference between the actual level of performance and applicable accelerated target level of performance with respect to such payment (or such payment will be deferred pursuant to an applicable prior deferral election).

The description of the Acceleration and Clawback Agreement is qualified in its entirety by reference to the full text of the form of Acceleration and Clawback Agreement, a copy of which is filed as Exhibit 10.1 herewith and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 10.1	Form of Acceleration and Clawback Agreement.

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

Important Information and Where to Find It

In connection with the proposed transaction, Exact will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement, the definitive version of which will be sent or provided to Exact’s stockholders. Exact may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Exact with the SEC. INVESTORS AND SECURITY HOLDERS OF EXACT ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the proxy statement (when it is available) and other documents that are filed with the SEC by Exact free of charge from the SEC’s website at https://www.sec.gov or through the investor relations section of Exact’s website at https://www.exactsciences.com.

Participants in the Solicitation

Exact and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Exact’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of Exact and their ownership of Exact common shares is contained in the definitive proxy statement for Exact’s 2025 annual meeting of shareholders, which was filed with the SEC on April 29, 2025, including under the headings “Information Concerning Directors and Nominees for Director,” “Information Concerning Executive Officers,” “Corporate Governance Principles, Board Matters, and Non-Employee Director Compensation,” “Compensation and Other Information Concerning Named Executive Officers” and “Securities Ownership of Certain Beneficial Owners and Management.” Additional information regarding ownership of Exact’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Exact in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. Free copies of the proxy statement relating to the proposed transaction and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov or through the investor relations section of Exact’s website at https://www.exactsciences.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2025	Exact Sciences Corporation

	By:	/s/ Aaron Bloomer
Aaron Bloomer Executive Vice President and Chief Financial Officer